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                                                                       EX. 10.20

                                FIRST AMENDMENT
                                       TO
                          BUILDING VI ASSOCIATES L.C.
                              OPERATING AGREEMENT

      This First Amendment to the Building VI Associates L.C. Operating Agreement (the "Amendment") is made effective for all purposes as of the 1st day of May, 2001 (the "Effective Date"), by and among the undersigned parties with reference to the following:

                                    RECITALS

      A. Building VI Associates L.C. was formed pursuant to the Building VI Associates L.C. Articles of Organization (the "Articles") filed with the Virginia State Corporation Commission ("SCC") on February 1, 2001 and the Building VI Associates L.C. Operating Agreement made effective as of May 7, 2001, (the "Operating Agreement").

      B. Building VI Associates L.C. desires to change its name to Building VII Associates L.C.

      C. Building VI Associates L.C. has filed an Amendment to Articles of Organization with the State Corporation Commission on _______________________, 2001 to change its name to Building VII Associates L.C. (the "Company").

      NOW, THEREFORE, in consideration of the recitals and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. The foregoing recitals A through C are fully incorporated herein by this reference as if fully restated herein.

      2. The name of the Company shall be changed to Building VII Associates L.C. and the Company shall be known as Building VII Associates L.C. from and after the Effective Date.

      3. This Amendment may be executed by the Members and Manager in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same document. All signatures need not be on the same counterpart.

      4. Except as amended hereby, the Operating Agreement remains unmodified and in full force and effect.

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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                        MEMBERS:

                                        BUILDING VI INVESTMENTS L.C.,
                                        a Virginia limited liability company

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:  Manager


                                        PEC SOLUTIONS, INC.,
                                        a Delaware corporation

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------


                                        MANAGERS:


                                        ----------------------------------------
                                        MILTON V. PETERSON


                                        ----------------------------------------
                                        WILLIAM E. PETERSON


                                        ----------------------------------------
                                        STEVEN B. PETERSON


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